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                                                                 Exhibit 10.23.3


                               SECOND AMENDMENT TO
                THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
                              DATED AUGUST 4, 1999
                  AND CONSENT TO CONVERSION OF PREFERRED STOCK



                  THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT AND CONSENT TO CONVERSION OF PREFERRED STOCK (this "Amendment and Consent") dated as of September 8, 1999, by and among Medscape, Inc., a Delaware corporation (the "Corporation"), and the Stockholders who are parties to the Amended and Restated Stockholders' Agreement, dated as of August 4, 1999 (as amended by the Amendment dated August 25, 1999 and by the terms hereof, the "Stockholders' Agreement").

                  WHEREAS, pursuant to Sections 12 and 13 of the Stockholders' Agreement, the written consent of (i) the Corporation, (ii) the Stockholders holding a majority of (x) the shares of Series C Stock and (y) the Vested Shares held by Dr. Drezner, (iii) the Stockholders holding at least 66 2/3 of the shares of Series D Preferred Stock, (iv) the Stockholders holding at least 66 2/3 of the Shares of Series E Preferred Stock, and (v) the Stockholders holding a majority of the shares of Class A Common Stock is required for any amendment to, and waiver of the provisions of, the Stockholders' Agreement;

                  WHEREAS, the parties to the Stockholders' Agreement wish to amend the Stockholders Agreement as set forth below;

                  WHEREAS, Section 5 of Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") provides for the conversion of the shares of the several series of the Corporation's Preferred Stock upon the consent of the holders specified in said Section and the undersigned holders of Preferred Stock desire to effect such conversion upon the terms hereof;

                  NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                 SECTION 1. Definitions. Capitalized terms used herein and not defined herein, shall have the meaning given such terms in the Stockholders' Agreement.

                 SECTION 2. Amendment to Section 1 - Definitions. The
definition of "Designated Offering" is amended by deleting the reference to "$7.03" in the third line thereof and inserting "$7.00" in lieu thereof.
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                  SECTION 3. Consent to Conversion. Each of the undersigned
holders of Preferred Stock hereby irrevocably consents to the conversion of each share of the Series of Preferred Stock held by such holder into the number of shares of Common Stock specified in Section 5 of Article Fourth of the Certificate of Incorporation, such conversion to be effective immediately prior to the firm underwritten public offering of the Common Stock at a price per share before underwriters' discounts and commissions of not less than $7.00 per share.

                  SECTION 4. Captions. The captions in this Amendment and Consent are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 5. Stockholders' Agreement to Remain in Full Force and Effect. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Stockholders' Agreement to "herein," or words of like import, and all references to the Stockholders' Agreement in any agreement or document shall hereafter be deemed to refer to the Stockholders' Agreement, as amended hereby.

                  SECTION 6. Governing Law. This Amendment and Consent shall be governed and construed in accordance with the laws of the State of New York.

                  SECTION 7. Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together, shall constitute but one and the same amendment and consent.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Consent to be executed as of the date and year first written above.


                                      MEDSCAPE, INC.


                                      By:  _____________________________________
                                           Paul T. Sheils
                                           President and Chief Executive Officer



                                      (STOCKHOLDER WITH RIGHTS UNDER SECTION 13)

                                      __________________________________________
                                      Jeffrey L. Drezner, M.D., Ph.D.


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                              INVESTOR STOCKHOLDERS
                 (EXISTING SERIES C CONVERTIBLE PREFERRED STOCK)



_________________________              CSK VENTURE CAPITAL CO., LTD.,
ESTHER DYSON                           as investment manager for CSK-1(B)
                                       Investment Fund
APA EXCELSIOR IV, L.P.
                                      By:_________________________
                                         Name:  Kenji Suzuki
By:_________________________             Title: Director
   Name:  Alan Patricof
   Title:
                                      CSK VENTURE CAPITAL CO., LTD.,
                                       as investment manager for CSK-2
COUTTS & CO. (CAYMAN) LTD.,            Investment Fund
c/o APA EXCELSIOR IV/OFFSHORE,
L.P.

By:_________________________          By:_________________________
   Name:  Alan Patricof                  Name:  Kenji Suzuki
   Title:                                Title: Director


PATRICOF PRIVATE
INVESTMENT CLUB, L.P.                 MEDIA TECHNOLOGY VENTURES, L.P.


By:_________________________
   Name:  Alan Patricof               By:_________________________
   Title:                                Name:  Barry M. Weinman
                                         Title: Managing Member of the General
Partner

CSK VENTURE CAPITAL CO., LTD.,
as investment manager for CSK-1(A)    MEDIA TECHNOLOGY VENTURES
Investment Fund                       ENTREPRENEURS FUND, L.P.


By:_________________________          By:_________________________
   Name:  Kenji Suzuki                   Name:  Barry M. Weinman
   Title: Director                       Title: Managing Member of the General
                                                 Partner


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ROBERT A. BERNHARD, WILLIAM L.        RHL VENTURES LLC
BERNHARD, FRANK A. WEIL, AND
LAWRENCE B. BUTTENWEISER,
TRUSTEES U/A DATED 9/3/64 F/B/O       By:_________________________
ROBERT A. BERNHARD FAMILY                Name:  Robert Lessin
                                         Title:

By:_________________________          TOLEDOT INVESTMENTS, L.P.
   Name:  Robert A. Bernhard
   Title: Trustee
                                      By:_________________________
                                      RICHARD LINHART, GENERAL PARTNER
ROBERT A. BERNHARD, WILLIAM L.
BERNHARD, JOHN L. LOEB, AND
BENJAMIN J. BUTTENWEISER,             _________________________
TRUSTEES U/W/D DOROTHY L.             RICHARD LINHART
BERNHARD F/B/O ROBERT A.
BERNHARD ARTICLE 9TH

                                      _________________________
By:_________________________          VICTOR SCARAVILLI
   Name:  Robert A. Bernhard
   Title: Trustee                     BE PARTNERS

WORMSER FRERES                        By:_________________________
                                         Name:  Timothy Sommerfield
By:_________________________             Title: Partner
   Name:  Marcel Wormser
   Title: Administrateur
          Wormser Freres, Paris       MARK BRAUNSTEIN, M.D.

CIBC OPPENHEIMER CORP.                TBG INFORMATION INVESTORS, L.L.C.

By:_________________________          By:_________________________
   Name:  Nathan Gantcher                Name:  Oakleigh Thorne
   Title:     Vice Chairman              Title:     Chairman & CEO


_________________________
ROGER MULVIHILL


_________________________
MARY MULVIHILL


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                              EXISTING STOCKHOLDERS


                                      (SERIES A PREFERRED STOCKHOLDER)


                                      APA EXCELSIOR FUND I


                                      By:_________________________
                                         Name:  Alan Patricof
                                         Title:


                                      (CLASS A COMMON STOCKHOLDER)


                                      _________________________
                                      PETER M. FRISHAUF


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                              INVESTOR STOCKHOLDERS

                      SERIES D CONVERTIBLE PREFERRED STOCK



CSK VENTURE CAPITAL CO., LTD.         CSK VENTURE CAPITAL CO., LTD. AS
AS INVESTMENT MANAGER FOR             INVESTMENT MANAGER FOR
CSK-1(B) INVESTMENT FUND              CSK-1(A) INVESTMENT FUND


By:_________________________          By:_________________________
   Name:  Kenji Suzuki                   Name:  Kenji Suzuki
   Title: Director                       Title: Director
Address:  Kenchikukaikan, 7F          Address:  Kenchikukaikan, 7F
          5-26-20 Shiba, Minato-ku              5-26-20 Shiba, Minato-ku
          Tokyo 108-0014 Japan                  Tokyo 108-0014 Japan


CSK VENTURE CAPITAL CO., LTD.
AS INVESTMENT MANAGER FOR
CSK-2 INVESTMENT FUND


By:_________________________
   Name:  Kenji Suzuki
   Title: Director
Address:  Kenchikukaikan, 7F
          5-26-20 Shiba, Minato-ku
          Tokyo 108-0014 Japan


                                      HEARST COMMUNICATIONS, INC.


                                      By:_________________________
                                         Name:  Kenneth A. Bronfin
                                         Title: Senior Vice President
                                      Address:  959 8th Avenue, Suite 331
                                                New York, NY  10019


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
                                      WORMSER FRERES

                                      By:_________________________
                                         Name:  Marcel Wormser
                                         Title: Administrateur, Wormser Freres,
                                                  Paris
                                      Address:  Banque D'Escompte
                                                13 Blvd. Haussmann
                                                75009 Paris France


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MEDIA TECHNOLOGY VENTURES,
L.P.

By:_________________________
   Name:  Barry M. Weinman
   Title: Managing Member of the General Partner



MEDIA TECHNOLOGY VENTURES
ENTREPRENEURS FUND, L.P.

By:_________________________
   Name:  Barry M. Weinman
   Title: Managing Member of the General Partner


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                                      APA EXCELSIOR IV, L.P.


                                      By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                           its General Partner

                                      By:  PATRICOF & CO. MANAGERS, INC.,
                                           its General Partner


                                      By:_________________________
                                         Name:  Alan J. Patricof
                                         Title: Chairman


                                      COUTTS & CO. (CAYMAN) LTD.,
                                      c/o APA EXCELSIOR IV/OFFSHORE, L.P.

                                      By:  PATRICOF & CO. VENTURES, INC.,
                                           its Investment Advisor

                                      By:_________________________
                                         Name:  Alan J. Patricof
                                         Title: Chairman


                                      PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                                      By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                           its General Partner

                                      By:  PATRICOF & CO. MANAGERS, INC.,
                                           its General Partner


                                      By:_________________________
                                         Name:  Alan J. Patricof
                                         Title: Chairman


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                                      WESTON PRESIDIO CAPITAL II, L.P.

                                      By:  Weston Presidio Capital
                                           Management II, LP, its General
                                           Partner

                                           By:_________________________


                                      WESTON PRESIDIO CAPITAL III, L.P.

                                      By:  Weston Presidio Capital Management
                                           III, LLC, its General Partner

                                           By:_________________________


                                      WPC ENTREPRENEUR FUND, L.P.

                                      By:  Weston Presidio Capital Management
                                           III, LLC, its General Partner

                                           By:_________________________


                                      HIGHLAND CAPITAL PARTNERS IV
                                      LIMITED PARTNERSHIP
                                      By:  Highland Management Partners IV LLC,
                                           its General Partner

                                           By:_________________________
                                              Member


                                      HIGHLAND ENTREPRENEURS' FUNDS IV,
                                      LIMITED PARTNERSHIP

                                      By:  Highland Entrepreneurs' Fund IV LLC,
                                           its General Partner

                                           By:_________________________
                                              Member


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                                      (SECTION 4 STOCKHOLDERS NOT
                                       SIGNING IN ANOTHER CAPACITY)

                                      _________________________
                                            Steven Kalin


                                      _________________________
                                            Paul Sheils


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                              INVESTOR STOCKHOLDERS

                      SERIES E CONVERTIBLE PREFERRED STOCK
                            AND CLASS A COMMON STOCK


NATIONAL DATA CORPORATION


By:_________________________
   Name:  Suellyn P. Tornay
   Title: Acting General Counsel


LAZARD FRERES & CO. LLC


By:_________________________
   Name:  Stephen Sands
   Title: Managing Director